Exhibit 10.3
First Amendment to Lease Agreement
This First Amendment to Lease Agreement (the “Amendment”) is made and entered into to be effective as of March 3, 2006, by and between Legacy Partners I SJ Fontanoso, LLC, a Delaware limited liability company (“Landlord”), and VNUS Medical Technologies, Inc., a Delaware corporation (“Tenant”), with reference to the following facts:
Recitals
A.      Landlord and Tenant have entered into that certain Lease Agreement dated November 15, 2005 (the “Lease”), for the leasing of certain premises containing approximately 93,650 rentable square feet of space located at 5799 Fontanoso Way, San Jose, California 95138 (the “Premises”), as such Premises are more fully described in the Lease.
B.      Landlord and Tenant wish to amend the Commencement Date of the Lease.
NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:
          1.      Recitals: Landlord and Tenant agree that the above recitals are true and correct.
          2.      Commencement Date: The Commencement Date of the Lease shall be 3/6/06.
          3.      Expiration Date: The last day of the Term of the Lease (the “Expiration Date”) shall be 3/5/14.
          4.      Base Rent: The dates on which the Base Rent will be adjusted are:
for the period 3/6/06 to 6/5/07 the monthly Base Rent shall be $0.00;

for the period 6/6/07 to 3/5/08 the monthly Base Rent shall be $60,872.50;

for the period 3/6/08 to 3/5/09 the monthly Base Rent shall be $77,261.25;

for the period 3/6/09 to 3/5/10 the monthly Base Rent shall be $91,777.00;

for the period 3/6/10 to 3/5/11 the monthly Base Rent shall be $94,530.31;

for the period 3/6/11 to 3/5/12 the monthly Base Rent shall be $97,366.22;

for the period 3/6/12 to 3/5/13 the monthly Base Rent shall be $100,287.21; and

for the period 3/6/13 to 3/5/14 the monthly Base Rent shall be $103,295.82.
          5.      Effect of Amendment: Except as modified herein, the terms and conditions of the Lease shall remain unmodified and continue in full force and effect. In the event of any conflict between the terms and conditions of the Lease and this Amendment, the terms and conditions of this Amendment shall prevail.
          6.      Definitions: Unless otherwise defined in this Amendment, all terms not defined in this Amendment shall have the meaning set forth in the Lease.
          7.      Authority: Subject to the provisions of the Lease, this Amendment shall be binding upon and inure to the benefit of the parties hereto, their respective heirs, legal representatives, successors and assigns. Each party hereto and the persons signing below warrant that the person signing below on such party’s behalf is authorized to do so and to bind such party to the terms of this Amendment.
          8.      Incorporation: The terms and provisions of the Lease are hereby incorporated in this Amendment.
IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.

Tenant:
VNUS Medical Technologies, Inc.,
a Delaware corporation
By: /s/ Timothy A. Marcotte
Its: VP + CFO
Date: 4-4-06

By:	/s/ Charlene A. Friedman	/s/ Brian E. Farley
Its:
Date:	4/12/06	4-18-06
Landlord:

Legacy Partners I SJ Fontanoso, LLC,
a Delaware limited liability company,
Owner

By:	LEGACY PARTNERS COMMERCIAL, L.P.,
a California limited partnership,
as Property Manager and Agent for Owner

By:	LEGACY PARTNERS COMMERCIAL, INC.,
General Partner

By:	/s/ Debra Smith
Debra Smith
Its:	Executive Vice President

Date:	4/28/06

If Tenant is a CORPORATION, the authorized officers must sign on behalf of the corporation and indicate the capacity in which they are signing. The Lease must be executed by the president or vice-president and the secretary or assistant secretary, unless the bylaws or a resolution of the board of directors shall otherwise provide, in which event, the bylaws or a certified copy of the resolution, as the case may be, must be attached to this Lease.